As filed with the Securities and Exchange Commission on December 1, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-23055

USCA All Terrain Fund
 (Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
 (Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

USCA All Terrain Fund

Semi-Annual Report

September 30, 2016

USCA All Terrain Fund
Table of Contents

USCA All Terrain Fund
Shareholder Letter
September 30, 2016

Dear Shareholder:

For the six-month period ended September 30, 2016, the USCA All Terrain Fund returned 4.27%, while the Fund's blended benchmark portfolio of 60% equities and 40% bonds (as measured by the MSCI World Index and the Barclays Global Aggregate Bond Index) returned 5.28%.

The stock market enjoyed a good six months, as the MSCI World Index was up 6.27%.  The Fund captured nearly 70% of this return with what we believe was less than half the risk.  As you can see below, in the single month (June) that saw equities decline, the Fund captured less than half of the downside, while in the two months (May and August) that the 60/40 blended benchmark was negative the Fund was up nicely in both cases. For the year ended March 31, the net returns of the Fund, and its comparative benchmarks are set forth below.1

	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	6-Mo. Period
USCA ALL Terrain	1.4%	0.8%	-0.5%	1.6%	0.7%	0.2%	4.3%
Global Equities	1.6%	0.7%	-1.1%	4.3%	0.1%	0.6%	6.3%
Global Bonds	1.3%	-1.3%	2.9%	0.8%	-0.5%	0.6%	3.7%
60/40 Blend	1.5%	-0.1%	0.5%	2.9%	-0.1%	0.6%	5.3%

But the flipside has been that, since launching a little over a year ago, the Fund has trailed during the months when stocks were up big, particularly those in which performance has been led by what we believe to be riskier stocks, as in July.

Investment managers often face a predicament: balancing short-term gain against long-term pain and vice versa.  There are times when one is faced with the decision of whether or not to forego shorter-term performance when to achieve it could mean taking risks that might harm longer-term returns.  This is a tougher decision than it sounds, because to sacrifice performance in the short run may mean that you're not around to benefit in the longer run.  Career risk can loom as large as market risk to those in our business.  A stark example is the plight of the value-oriented managers who remained true to their convictions in the late 1990s and refused to own speculative technology stocks during the tech bubble.  These managers suffered gross short-term under-performance, leading to client loss or worse, before vindication came when those stocks inevitably collapsed.

We have allocated nearly half of the Fund's assets to relative value strategies employed by our multi-strategy and long/short equity managers because we believe that risks in traditional stock and bond investments are high with interest rates near all-time record lows and equity valuations near historic highs.  This conservative position held down returns in our first nine months, although that has begun to change more recently, as market leadership seems to have shifted back to higher quality companies.  Of note, both our equity long/short and multi-strategy allocations generated returns on invested capital during the period of 5.8% and 5.0%, respectively, contributing to almost half of the Fund's gross returns for the period.  Again, we believe these returns came with a fraction of the risks associated with traditional equity and fixed income investing, as evidenced by strong returns from these strategies during the months of May and August of this year.

One of the stock market indices that helps provide perspective into how we're doing relative to the equities market is the MSCI World Index.  It's a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries.  It covers approximately 85% of the free float-adjusted market capitalization in each country and is the standard index that is used to measure broad global stock market performance.

We don't expect to capture all of the return of a stock index due to our substantially lower market exposure – certainly not during periods of sharply rising stock prices – but we would like to capture more of the world stock market's return than the world stock market's risk over the long-term.  Our objective is to get more than half of the stock market's return while taking less than half of the risk.

If stocks (as measured by the monthly returns of the S&P 500 since 1970) were to match their long-term annual returns of approximately 10%, we'd hope to earn at least 6.5% per year, somewhere close to 65% of the market's return.  Ideally, we'd achieve that while taking markedly less than 65% of the market's risk.  We'd consider this an attractive trade-off: a higher percentage of the return than of the risk.

With both stocks and bonds generally rising over the past six months, it has been the Fund's traditional equity and fixed income managers that have contributed disproportionately to returns during this period (approximately 2% to the Fund's gross returns).  The portion of the Fund subadvised by Anchor Capital Advisors and SKBA Capital Management (approximately 3% of net assets each) performed relatively well, adding approximately 0.40% to the Fund's returns, with SKBA outperforming their value strategy benchmark (the Russell 1000 Value Index) during the period and Anchor underperforming theirs (the Russell Mid-Cap Value Index).  Over the six-month period, the Fund was allocated broadly across the investment strategies set forth below.

	Average Allocation	Attribution Gross of Fees	Return on Invested Capital
Cash	3.4%	0.0%	0.1%
Long Fixed Income	2.8%	0.1%	3.3%
Long/Short Fixed Income	6.1%	0.7%	12.6%
Long Equity - Domestic	15.7%	1.0%	6.5%
Long/Short Equity - MLP	1.7%	0.5%	36.9%
Long Equity - International	6.0%	0.2%	2.8%
Long Equity - Global	4.0%	0.3%	7.4%
Long/Short Equity	13.2%	0.7%	5.8%
Event Driven	4.1%	0.0%	-0.4%
Global Macro	4.9%	-0.1%	-2.5%
Managed Futures	4.9%	0.0%	-1.0%
Multi-Strategy	33.2%	1.6%	5.0%
	100.0%	5.0%

While we were able to earn more of the return than the risk of the market during the just completed six-month period in review, we believe there is opportunity to continue doing so going forward – mainly because the bar of market returns is likely to be lower.  While it is certainly possible that equity valuations continue to grind higher, it is our opinion that the greater likelihood over the next several years is for sub-par equity returns, due largely to current high valuations.

We want to be prepared for such an outcome, which is why we created the All Terrain Fund.  Because we maintain a low net exposure to equities and have allocated a material amount of capital to managers that engage in strategies with little to no correlation to the stock market we believe that through a full market cycle we will be able to deliver reasonable returns while taking less risk than that of the equity markets.

We have a choice between doing what we've always done, focusing on managers and strategies with a focus on quality and value, or giving due to the old aphorism that the trend is your friend and riding the current wave as long as we can.  While either is a viable option, historically our philosophy has been to always chose the former and this time around is no different.  In this environment we're more concerned with the return OF your capital than the return ON your capital.

As always, please don't hesitate to contact us with any questions about your fund investment.

Sincerely,

David Harris, Portfolio Manager

[1]
As of September 30, 2016.  Performance shown is net of fund fees and expenses, and reflects the reinvestment of dividends and other investment income. Past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.  Current performance may be higher or lower than the performance quoted.  Global Equities is measured by the MSCI World Index and Global Bonds is measured by the BarCap - Global Aggregate Index.  Sources: USCA Asset Management LLC, the Portfolio Investments and eVestment Alliance, LLC.

Rate of Return (ROR). The compound geometric average return that assumes the same rate of return every period to arrive at the equivalent compound growth rate reflected in the actual return data.

[2]
MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries.  With 1,643 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

[3]
BarCap Global Aggregate Index. The Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Index was created in 2000, with index history backfilled to January 1, 1990.

[4]	60/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the BarCap Global Aggregate Index rebalanced monthly.

USCA All Terrain Fund
Investment Strategy Allocation
September, 2016 (unaudited)
(expressed as a percentage of net asset value)

USCA All Terrain Fund
Schedule of Investments
September 30, 2016 (Unaudited)

	Shares	Fair Value
COMMON STOCK - 5.78%[a]
Aerospace and Defense - 0.32%[a]
The Boeing Company	400	$52,696
BWX Technologies, Inc.	650	24,940
Esterline Technologies Corp.[b]	340	25,854
Orbital ATK, Inc.	310	23,631
Rockwell Collins Inc.	240	20,242
Woodward, Inc.	270	16,870
		164,233
Chemical Companies - 0.16%[a]
Albemarle Corporation	200	17,098
LyondellBasell Industries N.V.	400	32,264
The Mosaic Company	1,200	29,352
		78,714
Consumer Product and Distribution Companies - 0.68%[a]
The Clorox Company	110	13,770
Genuine Parts Company	290	29,131
Hasbro Inc.	430	34,112
The Hershey Company	150	14,340
Mattel, Inc.	1,725	52,233
PepsiCo, Inc.	400	43,508
The Procter & Gamble Company	500	44,875
Sysco Corporation	640	31,366
Target Corp.	400	27,472
United Natural Foods, Inc.[b]	360	14,414
Wal-Mart Stores Inc.	600	43,272
		348,493
Energy and Utility Companies - 0.84%[a]
Anadarko Petroleum Corporation	460	29,146
Apache Corporation	450	28,741
BP p.l.c. ADR[c]	1,300	45,708
Chevron Corporation	500	51,460
ConocoPhillips	500	21,735
Entergy Corporation	200	15,346
Exelon Corporation	600	19,974
Helmerich & Payne, Inc.	300	20,190
Hess Corporation	410	21,984
National Fuel Gas Company	510	27,576
NiSource Inc.	730	17,600
Occidental Petroleum Corporation	900	65,628
PBF Energy Inc.	645	14,603

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2016 (Unaudited)

	Shares	Fair Value
Energy and Utility Companies - (continued) - 0.84%[a]
Phillips 66	200	$16,110
Valero Energy Corporation	300	15,900
Xcel Energy Inc.	380	15,633
		427,334
Environmental Services - 0.09%[a]
Republic Services, Inc.	900	45,405

Financial Services - 1.09%[a]
BB&T Corporation	900	33,948
BOK Financial Corporation	400	27,588
The Chubb Corporation[c]	240	30,156
Endurance Specialty Holdings Ltd.[c]	450	29,452
Fidelity National Financial, Inc.	300	11,073
First American Financial Corporation	960	37,709
Franklin Resources, Inc.	450	16,006
The Hartford Financial Services Group, Inc.	480	20,554
Huntington Bancshares Incorporated	2,575	25,390
Invesco Ltd.	1,510	47,218
Janus Capital Group, Inc.	1,500	21,015
JPMorgan Chase & Co.	500	33,295
M&T Bank Corporation	600	69,660
MetLife, Inc.	1,000	44,430
New York Community Bancorp Inc.	1,840	26,183
SunTrust Banks, Inc.	810	35,478
Synchrony Financial	980	27,440
Wells Fargo & Company	500	22,140
		558,735
Health Care and Related Companies - 0.63%[a]
AbbVie Inc.	600	37,842
Baxter International Inc.	830	39,508
Becton, Dickinson and Company	100	17,973
Boston Scientific Corporation[b]	1,160	27,608
Eli Lilly and Company	500	40,130
Haemonetics Corporation[b]	630	22,812
HealthSouth Corporation	800	32,456
Johnson & Johnson	100	11,813
McKesson Corporation	230	38,353
Varian Medical Systems, Inc.[b]	180	17,915
Zimmer Biomet Holdings, Inc.	270	35,105
		321,515

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2016 (Unaudited)

	Shares	Fair Value
Logistics and Transportation - 0.10%[a]
C.H. Robinson Worldwide, Inc.	200	$14,092
Expeditors International of Washington Inc.	300	15,456
Union Pacific Corporation	200	19,506
		49,054
Manufacturing Companies - 0.22%[a]
Caterpillar Inc.	200	17,754
Eaton Corporation	400	26,284
Fastenal Company	170	7,103
Stanley Black & Decker, Inc.	300	36,894
Ford Motor Company	2,000	24,140
		112,175
Media, Communications and Entertainment - 0.39%[a]
Cinemark Holdings, Inc.	610	23,351
Discovery Communications, Inc.[b]	810	21,311
Liberty Broadband Corporation[b]	380	27,162
The Liberty SiriusXM Group[b]	960	32,074
Omnicom Group Inc.	360	30,600
Regal Entertainment Group	1,390	30,233
Verizon Communications Inc.	700	36,386
		201,117
Metals Technology and Mining - 0.06%[a]
Alcoa Inc.	1,495	15,159
Goldcorp Inc.[c]	900	14,868
		30,027
Paper Products - 0.14%[a]
Avery Dennison Corporation	210	16,336
Packaging Corporation of America	500	40,630
Sonoco Products Co.	310	16,377
		73,343
Real Estate Investment Trusts - 0.13%[a]
Corrections Corporation of America	955	13,246
Sun Communities Inc.	390	30,607
Welltower Inc.	310	23,179
		67,032
Technology Companies and Services - 0.93%[a]
Amdocs Limited	480	27,768
Analog Devices, Inc.	250	16,112
Broadridge Financial Solutions, Inc.	620	42,030
Cisco Systems, Inc.	1,700	53,924
Harris Corporation	400	36,644

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2016 (Unaudited)

	Shares	Fair Value
Technology Companies and Services - (continued) - 0.93%[a]
IBM	100	$15,885
IPG Photonics Corporation	70	5,765
Koninklijke Philips N.V.[c]	800	23,672
Microsoft Corporation	900	51,840
QUALCOMM Incorporated	700	47,950
Schlumberger N.V.	300	23,592
TE Connectivity Ltd.[c]	500	32,190
Texas Instruments Incorporated	200	14,036
U.S. Bancorp	1,200	51,468
The Western Union Company	1,510	31,438
		474,314

TOTAL COMMON STOCK (Cost $2,765,730)		2,951,491

INVESTMENTS IN INVESTMENT COMPANIES - 24.76%[a]
Long Equity - Domestic - 9.85%
Bridgeway Ultra Small Company Fund	40,227	1,097,406
Gabelli Small Cap Growth Fund	25,872	1,321,274
LKCM Equity Fund	65,970	1,540,404
Nationwide Geneva Mid Cap Growth Fund	41,966	1,073,064
		5,032,148
Long Equity - Global - 3.96%
First Eagle Global Fund	35,326	2,025,260

Long Equity - International - 6.28%
AllianzGI NFJ International Value Fund	58,506	991,680
Brandes International Equity Fund	141,026	2,216,933
		3,208,613
Long Fixed Income - 2.78%
PIMCO Total Return Fund	137,377	1,423,223

Managed Futures - 1.89%
Altegris Futures Evolution Strategy Fund	50,396	534,193
AQR Managed Futures Strategy Fund	42,616	431,701
		965,894

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $12,881,442)		12,655,138

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2016 (Unaudited)

	Cost	Fair Value	Next Available Redemption Date[d]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES[e] - 64.79%[a]
Event Driven - 3.89%[a]
Perry Partners L.P. - Class Cf	2,252,000	$1,986,259	n/a	Illiquid	n/a

Global Macro - 4.78%[a]
Brevan Howard L.P. - Series B	2,595,000	2,441,550	12/31/2016	Monthly	90

Long/Short Equity - 13.81%[a]
ACK Asset Partners II LP	875,000	884,210	6/30/2017	Quarterly	45
AT MLP Fund, LLC	700,000	943,623	12/31/2016	Quarterly	45
Corsair Capital Partners, L.P. - Class A	2,483,000	2,441,633	12/31/2016	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	3,630,000	3,671,226	6/30/2017	Annually	105
		7,056,482
Long/Short Fixed Income - 6.25%[a]
BlackGold Opportunity Fund II LP	520,000	525,890	12/31/2016	Quarterly	45
York Global Credit Income Fund, L.P. - Class A	2,493,000	2,671,389	12/31/2016	Quarterly	90
		3,197,279
Managed Futures - 3.03%[a]
Winton Diversified Strategy Fund (US) L.P.	1,596,000	1,551,045	9/30/2018	Quarterly	60

Multi-Strategy - 33.03%[a]
Atlas Enhanced Fund, L.P.	1,400,000	1,415,679	11/30/2016	Monthly	45
Blue Mountain Credit Alternatives Fund L.P. - Class S	2,670,000	2,599,387	12/31/2016	Quarterly	90
Double Black Diamond, L.P. - Series D	4,035,000	4,059,809	12/31/2016	Quarterly	60
Millennium USA LP	5,000,000	5,236,267	12/31/2016	Quarterly	90
OZ Domestic Partners II, L.P. - Tranche E	2,795,000	2,684,770	12/31/2016	Quarterly	30
		16,880,122

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES
(Cost $33,044,000)		33,112,737

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
September 30, 2016 (Unaudited)

	Cost	Fair Value	Next Available Redemption Date[d]	Frequency of Redemptions	Redemption Notification Period (Days)
SHORT TERM INVESTMENT - 2.75%[a]
AIM Short-Term Treasury Portfolio Fund - Institutional
Class, 0.21%[g]	1,407,563	$1,407,563

TOTAL SHORT TERM INVESTMENTS (Cost $1,407,563)		1,407,563

Total Investments (Cost $50,098,735) - 98.08%[a]		$50,126,929
Assets in Excess of Other Liabilities - 1.92%[a]		980,533
TOTAL NET ASSETS - 100.00%[a]		$51,107,462

Footnotes
ADR - American Depository Receipt.
a Percentages are stated as a percent of net assets.
b Non-income producing security.
c Foreign issued security.
[d]
Investments in private investment companies may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after September 30, 2016 that redemption from all or a portion of a tranche is available without fees (redemptions may be available sooner with the incurrence of a penalty). Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the private investment company’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

[e]
At September 30, 2016, portfolio holdings of the private investment companies were not made available to the Fund. Private investment portfolio holdings detailed in the schedule of investments represent management’s best estimate of the fair market value of each private investment’s portfolio holdings as of September 30, 2016.

f Currently in liquidation. Receiving proceeds as Manager liquidates underlying assets.
g Rate reported is the 7-day current yield as of September 30, 2016.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Assets & Liabilities
September 30, 2016 (Unaudited)

Assets
Cash	$245
Investments, at fair value (cost $50,098,735)	50,126,929
Investments paid in advance	1,000,000
Dividend and Interest receivable	4,856
Receivable for investments sold	129,713
Prepaid expenses	8,869
Total Assets	51,270,612

Liabilities
Investment advisory fee payable, net (Note 4)	31,962
Sub-advisory fee payable (Note 4)	2,121
Payable for investments purchased	18,671
Redemptions payable	292,551
Accrued expenses and other liabilities	110,396
Total Liabilities	455,701

Net Assets	$50,814,911

Net Assets Consist of:
Paid in capital	$52,104,020
Accumulated net investment loss	(669,478)
Accumulated net realized losses	(647,825)
Net unrealized appreciation on investments	28,194
Net Assets	$50,814,911
53,239.90 shares of beneficial interests outstanding
Net Asset Value per Share	$954.45

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Operations
For the Period From April 1, 2016 to September 30, 2016 (Unaudited)

Investment Income
Dividend income (Net of foreign taxes withheld of $24)	$120,864
Interest income	1,725
Total Investment Income	122,589

Expenses
Investment advisory fees (Note 4)	187,339
Portfolio accounting and administration fees (Note 4)	45,340
Tax expense	26,136
Legal fees	20,000
Transfer agent fees and expenses	19,169
Audit and tax return	17,500
Registration fees	16,250
Subadvisory fees (Note 4)	12,204
Directors’ fees	7,083
Insurance expense	6,182
Custody fees	5,081
Organizational costs	5,000
Other expenses	1,125
Total Expenses Before Waiver	368,409
(Waiver) recoupment by Adviser, net (Note 4)	19,147
Net Expenses	387,556
Net Investment Loss	(264,967)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sale of investments(1)	(300,508)
Net change in unrealized appreciation on investments	2,630,961
Net Gain from Investments	2,330,453
Net Increase in Net Assets Resulting from Operations	$2,065,486

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Changes in Net Assets

	Period From April 1, 2016 to September 30, 2016	Period From July 1, 2015(1) to March 31, 2016
	(Unaudited)
Change in Net Assets Resulting from Operations
Net investment loss	$(264,967)	$(404,511)
Net realized loss	(300,508)	(347,317)
Net change in unrealized appreciation (depreciation) on investments	2,630,961	(2,602,767)
Net Decrease in Net Assets Resulting from Operations	2,065,486	(3,354,595)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	2,272,417	50,124,154
Payments for shares redeemed	(292,551)	—
Net Increase in Net Assets Resulting from Capital Transactions	1,979,866	50,124,154

Net Increase in Net Assets	4,045,352	46,769,559
Net Assets, Beginning of Period	46,769,559	—
Net Assets, End of Period	$50,814,911	$46,769,559
Accumulated Net Investment Loss	$(669,478)	$(404,511)

(1) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Cash Flows
For the Period From April 1, 2016 to September 30, 2016 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$2,065,486
Net increase in advance subscriptions to investments	(150,000)
Net realized loss on investments	300,508
Net change in unrealized appreciation on investments	(2,630,961)
Net decrease in receivable for investments sold	1,334,651
Net increase in dividends receivable	(125)
Net increase in prepaid expenses	(644)
Net decrease in investment advisory fees payable	(710)
Net increase in investment sub-advisory fees payable	275
Net increase in payable for investments purchased	18,671
Net decrease in trustee fee payable	(2,500)
Net decrease in accrued expenses and other liabilities	(11,889)
Purchases of investment securities	(4,384,470)
Sales of investment securities	3,179,869
Purchases of short term investments, net	(1,050,499)
Net Cash Used in Operating Activities	(1,332,338)

Cash Flows from Financing Activities
Proceeds from subscriptions	1,332,471
Net Cash Provided by Financing Activities	1,332,471

Net Increase in Cash	133
Cash - Beginning of Period	112
Cash - End of Period	$245

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Financial Highlights

	Period from April 1, 2016 to September 30, 2016		Period from July 1, 2015(1) to March 31, 2016
	(Unaudited)
Per Share Operating Performance
Beginning net asset value	$915.37		$1,000.00

Loss From Investment Operations
Net investment loss(2)	(5.00)		(9.31)
Net loss from investments	44.08		(75.32)

Total from Investment Operations	39.08		(84.63)

Ending Net Asset Value	$954.45		$915.37

Total return	4.27%	(3)	(8.46)%	(3)

Supplemental Data and Ratios
Net assets, end of period	$50,814,911		$46,769,559
Ratio of expenses to weighted average net assets before (waiver) recoupment(5)	1.48%	(4)	1.86%	(4)
Ratio of expenses to weighted average net assets after (waiver) recoupment(5)	1.55%	(4)	1.80%	(4)
Ratio of net investment loss to weighted average net assets
before waiver (recoupment)(5)	(0.99)%	(4)	(1.39)%	(4)
Ratio of net investment loss to weighted average net assets
after waiver (recoupment)(5)	(1.06)%	(4)	(1.33)%	(4)
Portfolio turnover rate	6.69%	(3)	9.12%	(3)

(1) Commencement of operations.
(2) Calculated using average shares outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Fund’s investments.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

1.	Organization
The USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015.  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets.  The Fund pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (“Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”).  The Advisor is a registered investment adviser with the Securities and Exchange Commission.

Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest in or trade in a range of investments that is without limit, but may include equities and fixed income securities, currencies, derivative instruments, and commodities.  Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees.

The Advisor and the Fund have engaged each of Anchor Capital Advisors LLC (“Anchor Capital”) and SKBA Capital Management, LLC (“SKBA Capital”) as sub-advisors to the Fund.  Anchor Capital invests according to a mid-cap value oriented investment strategy.  SKBA Capital invests according to a value-oriented investment strategy and seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946. The functional and reporting currency of the Fund is the United States Dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4.  These operating expenses include, but are not limited to: all investment-related expenses, advisory and sub-advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.  The Fund indirectly bears its portion of the expenses of the Underlying Funds.  Therefore, the Underlying Fund’s expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

C. Investments in Underlying Funds
In accordance with the terms of the Fund’s Prospectus, the investments in the Underlying Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from daily to annually, depending on the provisions of the respective Underlying Fund agreements.  Generally, the Underlying Fund Managers have the ability to suspend redemptions.

Underlying Funds charge annual management fees ranging from 0.46% to 2.25% of an Underlying Fund’s net assets.  The Underlying Funds may also charge performance fees of up to 20% of their net profits as defined by the respective Underlying Fund’s offering document.

The Underlying Funds in which the Fund has investments utilize a variety of financial instruments in their trading strategies, including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets.  However, due to the nature of the Fund’s interest in the Underlying Funds, such risks are limited to the Fund’s invested amount in each Underlying Fund.

D. Investment Valuation
In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available.  Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, US Bancorp Fund Services, LLC (the Administrator) and an officer of the Fund.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager.  The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended, those companies net asset values are calculated based upon the net asset values of their investments, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

E. Cash and Cash Equivalents
Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

F. Investments Paid in Advance
Investments paid in advance represent funds which have been sent to Underlying Funds prior to September 30, 2016 but are not effective until October 1, 2016.  At September 30, 2016, the Fund made the commitment to purchase $1,000,000 in Hutchin Hill Capital Domestic Fund, LP.

G. Fair Value
The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the ASC 825, Financial Instruments, approximate the carrying amounts presented in the Statement of Assets and Liabilities.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

H. Income Taxes
The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP.  This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual.

I.  Indemnifications
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J.  New Accounting Pronouncement
In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”.  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  The Fund elected to adopt ASU 2015-07 as of and for the period ended March 31, 2016.  Accordingly, investments for which fair value is measured using net asset value per share as a practical expedient have not been categorized within the fair value hierarchy within Note 8.

3.	Investment Transactions
For the six-month period ended September 30, 2016, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $4,384,470 and $3,179,869 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees
The Fund has entered into an Investment Advisory Agreement with USCA Asset Management LLC. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s net assets.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund’s average monthly net assets.  In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain in effect at least until June 30, 2017, unless the Board approves its modification or termination.  After June 30, 2017, the Expense Limitation Agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

Fiscal Period	Amount	Amount	Amount Subject to Potential	Expiration Date
Incurred	Waived	Recouped(1)	Recoupment
March 31, 2016	$32,044	$ 32,044	$—	March 31, 2019
September 30, 2016	—	—	—	March 31, 2020
Total	$32,044	$ 32,044	$—

(1)
Amount recouped was in compliance with the Expense Limitation Agreement, and did not cause the total Fund’s total operating expense ratio (excluding certain expenses, taxes and fees as set forth in the Agreement) to exceed 1.75%

The Advisor has engaged Anchor Capital and SKBA Capital, each a registered investment advisor with the SEC under the Advisers Act.  Under the terms of the Sub-Advisor Agreement for Anchor Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 1.0% of the first $3 million of net assets allocated to the sub-advisor (“Sub-Advisor Assets”) and 0.50% of the Sub-Advisor Assets in excess of $3 million. Under the terms of the Sub-Advisor Agreement for SKBA Capital, the sub-advisor is entitled to receive a monthly fee calculated at an annual rate equal to 0.57% of Sub-Advisor Assets.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

5.	Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation.  The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as such.

All of the Officers of the Fund are affiliated with the Advisor. Such Officers receive no compensation from the Fund for serving in their respective roles.  The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions
The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31.  Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

The Fund had 53,240 shares outstanding at September 30, 2016.  The Fund issued 2,453 shares through shareholder subscriptions and repurchased 306 shares through shareholder redemptions during the six-month period ended September 30, 2016.  The Fund issued 51,093 shares through shareholder subscriptions during the six-month period ended March 31, 2016.

7.	Risk Factors
Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk.  Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity.  The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, which may increase the volatility of the Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

8.	Fair Value of Financial Instruments
The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures (ASC 820), which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

USCA All Terrain Fund
Notes to Financial Statements
September 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Fair Value Measurements at Reporting Date Using

Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments
Common Stock(a)	$2,951,491	$—	$—	$2,951,491
Registered Investment Companies(a)	12,655,138	—	—	12,655,138
Private Investment Companies(b)	—	—	—	33,112,737
Short Term Investments(c)	1,407,563	—	—	1,407,563
	$17,014,192	$—	$—	$50,126,929

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at September 30, 2016.

During the period ended September 30, 2016, there were no transfers between Level 1, Level 2 or Level 3.

9. Subsequent Events
The Fund received subscriptions in the amount of $100,000 on November 1, 2016.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of September 30, 2016.

USCA All Terrain Fund
Additional Information
September 30, 2016 (Unaudited)

Form N-Q
The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q will be available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to stockholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s Web site at www.sec.gov.

Board of Trustees
The Fund’s Offering Memorandum includes additional information about the  Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA All Terrain Fund
Privacy Notice

FACTS	WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number	■ Purchase History
■ Assets	■ Account Balances
■ Retirement Assets	■ Account Transactions
■ Transaction History	■ Wire Transfer Instructions
■ Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does USCA All Terrain Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-601-8722

Who we are
Who is providing this notice?	USCA All Terrain Fund
What we do
How does USCA protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA collect my	We collect your personal information, for example, when you
personal information?	■ Open an account
■ Provide account information
■ Give us your contact information
■ Make deposits or withdrawals from your account
■ Make a wire transfer
■ Tell us where to send the money
■ Tells us who receives the money
■ Show your government-issued ID
■ Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ USCA All Terrain Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ USCA All Terrain Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ USCA All Terrain Fund does not jointly market.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/16-04/30/16	0	0	0	0
Month #2 05/01/16-05/31/16	0	0	0	0
Month #3 06/01/16-06/30/16	0	0	0	0
Month #4 07/01/16-07/31/16	0	0	0	0
Month #5 08/01/16-08/31/16	0	0	0	0
Month #6 09/01/16-09/30/16*	306	$954.45	306	$11,692,389
Total	306	$954.45	306	$11,692,389
*The Fund issued a tender offer on May 26, 2016.  The tender offer enabled up to $11,692,389 to be redeemed by shareholders. The tendered shares were paid out at the September 30, 2016 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable for semi-annual reports.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title)  /s/ Phil Pilibosian
                                                   Phil Pilibosian, President

Date:  November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Phil Pilibosian
                                                   Phil Pilibosian, President

Date:  November 28, 2016

By (Signature and Title)  /s/ Ivana Shumberg
                                                   Ivana Shumberg, Treasurer

Date:  November 28, 2016